Exhibit 10.17

SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (this “Agreement”) is made as of May 19, 2014 by and among DAYBREAK OIL AND GAS, INC., a Washington corporation (the “Company”), and MAXIMILIAN INVESTORS LLC, a Delaware limited liability company (the “Shareholder”).

WHEREAS, the Shareholder is the owner, beneficially and of record, of 6,122,552 shares (the “Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”).

WHEREAS, the Shareholder is also the owner, beneficially and of record, of warrants (“Warrants”) to purchase up to 6,122,552 shares of Common Stock, all on the terms and subject to the limitations set forth in that certain Warrant Agreement dated as of August 28, 2013 by and between the Company and the Shareholder, as amended by the First Amendment to Warrant Agreement dated as of February 14, 2014 (as amended, the “Warrant Agreement”).

WHEREAS, the Shareholder wishes to exchange 427,729 Shares (such Shares, the “Exchanged Shares”) for Warrants to purchase up to 427,729 shares of Common Stock, as set forth in this Agreement (such Warrants, the “Exchanged Warrants”).

NOW THEREFORE, in consideration of the foregoing, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.

Surrender of Exchanged Shares.  The Shareholder covenants and agrees to assign and surrender to the Company the Exchanged Shares and, in consideration of such assignment and surrender, the Company hereby agrees to issue to the Shareholder the Exchanged Warrants, on the terms and subject to the conditions set forth in the warrant certificate attached hereto as Exhibit A and the Warrant Agreement.

Section 2.

Closing.  The completion of the transactions contemplated in this Agreement shall take place contemporaneously upon the execution of this Agreement by the parties.

Section 3.

Representations and Warranties of the Shareholders.  The Shareholder hereby represents and warrants to the Company that:

(a)

The Shareholder owns the Exchanged Shares, as described in the recitals hereto, registered in its name on the books and records of the Company, and upon their assignment and surrender to the Company in exchange for the Exchanged Warrants, the Company shall have good and marketable title thereto, free of any claim, lien, security interest or encumbrance of any nature or kind and free of any rights or privileges capable of becoming claims, liens, security interests or encumbrances, and the Shareholder is entitled to transfer and assign the Exchanged Shares to the Company, free and clear of any such claims, liens, security interests, encumbrances, rights and privileges.

(b)

There are no judgments or executions outstanding against the Shareholder, nor are there any suits, actions or legal, administrative, arbitration or other procedures or governmental investigations or any adverse change pending or, to the knowledge of the Shareholder, threatened, against the Shareholder which might impair or affect the ability of the Shareholder to transfer and assign the Exchanged Shares to the Company in accordance with the provisions of this Agreement.

Section 4.

Representations and Warranties of the Company.  The Company hereby represents and warrants to the Shareholder that:

(a)

There are no judgments or executions outstanding against the Company, nor are there any suits, actions or legal, administrative, arbitration or other procedures or governmental investigations or any adverse change affecting the business, operations, prospects, property or affairs of the Company pending or, to the knowledge of the Company, threatened, against the Company which might impair or affect the ability of the Company to exchange the Exchanged Shares for the Exchanged Warrants as contemplated by this Agreement.

Section 5.

Further Assurances.  Each party hereto agrees to perform any and all further acts and to execute and deliver any documents which may reasonably be necessary to carry out the provisions of this Agreement.

Section 6.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws rules.

Section 7.

Binding Effect.  This Agreement is binding on, and will inure to the benefit of, the parties hereto and their respective successors, permitted assigns, heirs, and legal representatives.

Section 8.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

Section 9.

Entire Agreement.  This Agreement contains the entire agreement of the parties and embodies all the representations and warranties which have been made between them with respect to the subject matter hereof.  All previous agreements or understandings between the parties hereto with respect to its subject matter, whether in writing or oral, are merged into this Agreement.

Section 10.

Severability.  In the event that any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein, unless the deletion of such provision or provisions would result in such a material change so as to cause completion of the transactions contemplated herein to be unreasonable.

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2

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

DAYBREAK OIL AND GAS, INC.

By:	/s/ JAMES F. WESTMORELAND
Name:	James F. Westmoreland
Title:	President and Chief Executive Officer

SHAREHOLDER:

MAXIMILIAN INVESTORS LLC

By:	/s/ ROBERT LEVY
Name:	Robert Maximilian Levy
Title:	Portfolio Manager

Signature Page to Share Exchange Agreement

EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES, OR (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

EXERCISABLE ON OR BEFORE

5:00 P.M., NEW YORK TIME, August 28, 2016

No. W- 051914	427,729 Warrants

WARRANT CERTIFICATE

This Warrant Certificate is issued pursuant to, and subject to, the Warrant Agreement as amended by the First Amendment to Warrant Agreement dated February 14, 2014.

This Warrant Certificate certifies that MAXIMILIAN RESOURCES LLC or registered assigns is the registered holder of four hundred twenty-seven thousand, seven hundred twenty-nine (427,729) Warrants to purchase, at any time from August 28, 2013 until 5:00 P.M.  New York City time on August 28, 2016 (“Expiration Date”) up to four hundred twenty-seven thousand, seven hundred twenty-nine (427,729) shares (“Shares”) of fully-paid and nonassessable common stock, $0.001 par value (“Common Stock”), of Daybreak Oil and Gas, Inc., a Washington corporation (the “Company”), at the initial exercise price, subject to adjustment in certain events (the “Exercise Price”), of $0.10 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of August 28, 2013, as amended by the First Amendment to Warrant Agreement dated February 14, 2014 (as amended, the “Warrant Agreement”) between the Company and the Subscriber therein.  Payment of the Exercise Price may be made in cash, by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or certified or official bank check, in accordance with paragraph 3 of the Warrant Agreement.

No Warrant may be exercised after 5:00 P.M., New York City time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants.

The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company’s securities issuable thereupon may, subject to certain conditions, be adjusted.  In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

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IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

DAYBREAK OIL AND GAS, INC., a Washington corporation

By:	/s/ JAMES F. WESTMORELAND
Name: James F. Westmoreland
Title: President and Chief Executive Officer

EXHIBIT B

FORM OF ELECTION TO PURCHASE

The undersigned registered owner of this Warrant hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of _____________________ in the amount of $_______ all in accordance with the terms this Warrant.

The undersigned requests that a certificate for such Shares be registered in the name of ____________________, whose address is _____________________ and that such Certificate be delivered to _____________, whose address is ___________________________.

The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Name of Registered Owner

Signature of Registered Owner

Street Address

City, State, Zip

IRS Identification Number/Social Security Number

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.